Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thrive Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 10, 2022	/s/ Charles Jobson
Charles Jobson
Chief Executive Officer
(Principal Executive Officer)

/s/ Charles Urbain
Charles Urbain
Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)